GOLDMAN SACHS TRUST II

Class A, Class C, Institutional, Class IR and Class R Shares of the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”)

Supplement dated April 9, 2014 to the

Prospectus dated April 30, 2013, as supplemented

(the “Prospectus”)

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Sirios Capital Management, L.P. will now serve as an Underlying Manager of the Fund.

Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third sentence under “Goldman Sachs Multi-Manager Alternatives Fund—Summary—Portfolio Management”:

As of the date of this prospectus, Ares Capital Management II LLC (“Ares”), Brigade Capital Management, LLC (“Brigade”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management, LP (“Halcyon”), Lateef Investment Management L.P. (“Lateef”) and Sirios Capital Management, L.P. (“Sirios”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added below “Lateef Investment Management L.P.” under “Service Providers—Investment Subadvisers (Underlying Managers)”:

Sirios Capital Management, L.P.

Sirios Capital Management, L.P. (“Sirios”), located at One International Place, Boston, Massachusetts 02110, an investment adviser registered with the SEC, is focused on a fundamental, research-driven investment process executed through its long/short and concentrated-long strategies. Founded in 1999, Sirios has approximately $3.4 billion of assets under management as of March 10, 2014. With respect to the Fund, the firm manages an allocation within the Equity Long Short Strategy.

This Supplement should be retained with your Prospectus for future reference.

MMASUB2STK 04-14